$300,000,000

                           CONSECO FINANCING TRUST VII

                           (a Delaware Business Trust)


                           9.44% Preferred Securities

                      (Liquidation Amount $25 per Security)




                             Underwriting Agreement



                                 August 26, 1999

                                  $300,000,000

                           CONSECO FINANCING TRUST VII
                           (a Delaware Business Trust)

                   9.44% Trust Originated Preferred Securities
                 (Liquidation Amount $25 per Preferred Security)


                             Underwriting Agreement




MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
           INCORPORATED
A.G. EDWARDS & SONS, INC.
LEHMAN BROTHERS INC.
PAINEWEBBER INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
CIBC WORLD MARKETS CORP.
CREDIT SUISSE FIRST BOSTON CORPORATION
  as Representatives of the several Underwriters
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
Merrill Lynch World Headquarters
World Financial Center
North Tower
New York, New York  10281

Ladies and Gentlemen:

         Conseco Financing Trust VII (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. Sections 3801 et seq.) and Conseco, Inc., an Indiana corporation (the "Company" and, together with the Trust, the "Offerors"), confirm their agreement with the several underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in
Section 10 hereof) with respect to the issue and sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective number of 9.44% preferred securities (liquidation amount $25 per preferred security) of the Trust (the "Preferred Securities") set forth in said Schedule A (the "Initial Preferred Securities"), to be issued pursuant to an Amended and Restated Declaration of Trust, to be dated as of August 31, 1999 (the "Declaration"), among the Company, as Sponsor, State Street Bank and Trust Company, as Property Trustee (the "Property Trustee"), First Union Bank of Delaware, as Delaware Trustee (the "Delaware Trustee"), Stephen C. Hilbert and Rollin M. Dick, as regular trustees (the "Regular Trustees" and, together with the Property Trustee and the Delaware Trustee, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Company and the Trust also propose to grant to the Underwriters an option to purchase up to 1,800,000 additional Preferred Securities (the "Optional Securities") as described in Section 2(b) hereof. The Preferred Securities will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption or otherwise (the "Preferred Securities Guarantee") pursuant to the Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement"), to be dated as of August 31, 1999, between the Company and State Street Bank and Trust Company as trustee (the "Guarantee"), and in certain circumstances described in the Prospectus, the Trust will distribute Subordinated Debentures (as defined herein) to holders of Preferred Securities. The 12,000,000 Initial Preferred Securities, and all or any part of the 1,800,000 Optional Securities, together with the related Preferred Securities Guarantee and the Subordinated Debentures, are collectively referred to herein as the "Securities." Capitalized terms used herein without definition shall be used as defined in the Prospectus (defined below).

         The Company and the Trust, Conseco Financing Trust V and Conseco Financing Trust VI (collectively, the "Conseco Trusts") have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-56611) covering the registration of securities of the Company and the Conseco Trusts, including the Securities, under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses, and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and the Company has filed such post-effective amendments thereto as may be required prior to the execution of this Agreement. Such registration statement, as amended, has been declared effective by the Commission and the Declaration, the Preferred Securities Guarantee Agreement and the Indenture (as defined herein) have been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement No. 333- 56611, as so amended, including the exhibits and schedules thereto, if any, and the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration Statement"; and the final prospectus and the prospectus supplement relating to the offering of the Securities, in the form first furnished to the Underwriters by the Company for use in connection with the offering of the Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of this Agreement; provided, further, that if the Offerors file a registration statement with the Commission pursuant to Section 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then after such filing, all references to the "Registration Statement" shall be deemed to include the Rule 462(b) Registration Statement; and provided, further, that if the Offerors elect to rely upon Rule 434 of the 1933 Act Regulations, then all references to "Prospectus" shall be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the form first furnished to the Underwriters by the Company in reliance upon Rule 434 of the 1933 Act Regulations, and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the applicable registration statement became effective and any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, that was used after such effectiveness and prior to the execution and delivery of the applicable underwriting agreement. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

         The Offerors understand that the Underwriters propose to make a public offering of the Securities as soon as the Underwriters deem advisable after this Agreement has been executed and delivered and the Declaration, the Indenture (as defined herein), and the Preferred Securities Guarantee Agreement have been qualified under the 1939 Act. The entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities," and together with the Preferred Securities, the "Trust Securities") and will be used by the Trust to purchase 9.44% subordinated deferrable interest debentures (the "Subordinated Debentures") issued by the Company. The Common Securities will be guaranteed by the Company, to the extent set forth in the Prospectus, with respect to distributions and payments upon liquidation and redemption (the "Common Securities Guarantee" and together with the Preferred Securities Guarantee, the "Guarantees") pursuant to the Common Securities Guarantee Agreement (the "Common Securities Guarantee Agreement" and, together with the Preferred Securities Guarantee Agreement, the "Guarantee Agreements"), to be dated as of August 31, 1999, between the Company and the Guarantee Trustee, as Trustee. The Preferred Securities and the Common Securities will be issued pursuant to the Declaration. The Subordinated Debentures will be issued pursuant to an indenture, dated as of November 14, 1996, between the Company and State Street Bank and Trust Company, successor to Fleet National Bank, as trustee (the "Debt Trustee"), as supplemented by the Sixth Supplemental Indenture to be dated as of August 31, 1999 (the "Supplemental Indenture," and together with any other amendments or supplements thereto, the "Indenture"), between the Company and the Debt Trustee.

         SECTION 1.  Representations and Warranties.

         (a) The Offerors jointly and severally represent and warrant to each Underwriter as of the date hereof (such date being hereinafter referred to as the "Representation Date") that:

                  (i) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge and information of the Offerors, threatened by the Commission.

                  (ii) The Company and the Conseco Trusts meet, and at the respective times of the commencement and consummation of the offering of the Securities will meet, the requirements for the use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act. At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Representation Date and at the Closing Time (as defined herein), the Registration Statement, any

Rule 462 Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at the Closing Time, the Prospectus and any amendments and supplements thereto did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Offerors elect to rely upon Rule 434 of the 1933 Act Regulations, the Offerors will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to (A) statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Offerors in writing by the Underwriters expressly for use in the Registration Statement or the Prospectus or (B) the part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the 1939 Act.

                  Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Securities will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (iii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus, at the time they were or hereafter are filed or last amended, as the case may be, with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act, and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and at the time of filing or as of the time of any subsequent amendment, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading; and any additional documents deemed to be incorporated by reference in the Registration Statement or the Prospectus will, if and when such documents are filed with the Commission, or when amended, as appropriate, comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Merrill Lynch & Co. ("Merrill Lynch") expressly for use in the Registration Statement or the Prospectus.

                  (iv) PricewaterhouseCoopers LLP and KPMG Peat Marwick LLP, which certified the financial statements and supporting schedules of the Company and Green Tree Financial Corporation ("Green Tree"), respectively, included or incorporated by reference in the Registration Statement and the Prospectus, each are independent public accountants as required by the 1933 Act and the 1933 Act Regulations with respect to the Company and Green Tree, respectively.

                  (v) The financial statements of the Company and of Green Tree included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries and Green Tree and its consolidated subsidiaries, respectively, as of the dates indicated and the results of their respective operations for the periods specified. Except as otherwise stated therein such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information required to be stated therein. The ratio of earnings to fixed charges (and the ratio of earnings to fixed charges and preferred stock dividends) included in the Prospectus have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission. Any selected financial information and summary financial data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus. Any pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                  (vi) The statutory financial statements of each of the Company's insurance subsidiaries, from which certain ratios and other statistical data contained in the Registration Statement have been derived, have for each relevant period been prepared in accordance with accounting practices prescribed or permitted by the National Association of Insurance Commissioners, and with respect to each insurance subsidiary, the appropriate Insurance Department of the state of domicile of such insurance subsidiary, and such accounting practices have been applied on a consistent basis throughout the periods involved.

                  (vii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as otherwise stated therein, (A) there has been no material adverse change and no development which could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company and its subsidiaries, considered as one enterprise, and (C) except for regular dividends on the Common Stock or Preferred Stock of the Company in amounts per share that are consistent with past practice or the applicable charter document or supplement thereto, respectively, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (viii) The Company has been incorporated, is validly existing as a corporation and its status is active under the laws of the State of Indiana, with corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, this Agreement, the Guarantee Agreements, the Subordinated Debentures, and the Indenture. The Company is qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect.

                  (ix) Each "significant subsidiary" of the Company within the meaning of Rule 1-02 of Regulation S-X promulgated under the 1933 Act is listed on Schedule B hereto, and each such subsidiary, and each of the other subsidiaries listed for purposes of this Agreement on Schedule B hereto (each of such listed subsidiaries listed on Schedule B, for purposes of this Agreement, a "Significant Subsidiary") has been incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus, and is qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect. Except as otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding shares of capital stock of each Significant Subsidiary of the Company have been authorized and validly issued, are fully paid and non-assessable and all such shares are owned by the Company, directly or through its subsidiaries, free and clear of any material security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (x) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus; since the date indicated in the Prospectus there has been no change in the consolidated capitalization of the Company and its subsidiaries (other than changes in outstanding Common Stock of the Company resulting from (A) incentive compensation plan, employee or agent benefit plan or dividend reinvestment and stock purchase plan transactions including, without limitation, the purchase of shares of Common Stock of the Company or cancellation of options in connection therewith, or (B) the exercise of conversion or exchange rights with respect to securities outstanding as of the date of the Prospectus); and all of the issued and outstanding capital stock of the Company has been authorized and validly issued, is fully paid and non-assessable and conforms to the descriptions thereof contained in the Prospectus.

                  (xi) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement, the Preferred Securities, the Common Securities and the Declaration; the Trust is duly qualified to transact business as a foreign company and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust is and will, under current law, be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

                  (xii) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and will represent undivided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Time and each Date of Delivery all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                  (xiii) The Declaration has been duly authorized by the Company and qualified under the 1939 Act and, at the Closing Time, will have been duly executed and delivered by the Company and the

Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, the Declaration will, at the Closing Time and each Date of Delivery, be a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Bankruptcy Exceptions") and will conform in all material respects to the description thereof contained in the Prospectus.

                  (xiv) Each of the Guarantee Agreements has been duly authorized by the Company, and, in the case of the Preferred Securities Guarantee Agreement, qualified under the 1939 Act and, when validly executed and delivered by the Company, and, in the case of the Preferred Securities Guarantee Agreement, assuming due authorization, execution and delivery of the Preferred Securities Guarantee by the Guarantee Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and each of the Guarantee Agreements will conform in all material respects to the description thereof contained in the Prospectus.

                  (xv) The Preferred Securities have been duly authorized for issuance and sale to the Underwriters and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Preferred Securities is not subject to preemptive or other similar rights.

                  (xvi) The Indenture has been authorized by the Company and qualified under the 1939 Act and, at the Closing Time, has been executed and delivered and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Indenture conforms in all material respects to the description thereof contained in the Prospectus.

                  (xvii) The Subordinated Debentures have been authorized by the Company and, at the Closing Time and each Date of Delivery, will have been executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to the description thereof contained in the Prospectus.

                  (xviii) Each of the Regular Trustees of the Trust is an officer of the Company and has been duly authorized by the Company to execute and deliver the Declaration.

                  (xix) Neither the Company nor any of its Significant Subsidiaries is in violation of its articles of incorporation or by-laws. None of the Company or any of its Significant Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, note, lease, loan or credit agreement or any other agreement or instrument (the "Agreements and Instruments") to which the Company or any of its Significant Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any Significant Subsidiary is subject, or in violation of any applicable law, rule or regulation or any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective properties or assets, which violation or default would, singly or in the aggregate, have a Material Adverse Effect; the Trust is not in violation of the Declaration or its certificate of trust filed with the State of Delaware on May 23, 1997 (the "Certificate of Trust").

                  (xx) The offer of the Securities as contemplated herein and in the Prospectus; the execution, delivery and performance of this Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Subordinated Debentures, the Guarantee Agreements and the Guarantees and the consummation of the transactions contemplated herein, therein and in the Registration Statement (including the issuance and sale of the Securities and the use of proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Offerors with their respective obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of any of the terms or provisions of, or constitute a default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust, the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Trust, the Company or any of its Significant Subsidiaries, or any of their assets, properties or operations (except for such violations that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the Certificate of Trust or the charter or by-laws of the Company or any Significant Subsidiary. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness of the Trust, the Company or any Significant Subsidiary (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Trust, the Company or any Significant Subsidiary.

                  (xxi) There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign (including, without limitation, any proceeding to revoke or deny renewal of any Insurance Licenses (as defined below)), now pending or to the knowledge of the Company threatened against or affecting the Company or any of its Significant Subsidiaries which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might be reasonably expected to materially and adversely affect the consummation of this Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Subordinated Debentures, the Guarantee Agreements or the Guarantees or the consummation of the transactions contemplated herein, therein or in the Registration Statement. The aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary thereof is a party or of which any of their respective properties or operations is the subject which are not described in the Registration Statement or the Prospectus, including ordinary routine litigation incidental to the business or the Company or any of its subsidiaries, could not reasonably be expected to result in a Material Adverse Effect; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement, or to be incorporated by reference therein, by the 1933 Act, the 1933 Act Regulations, the 1934 Act of the 1934 Act Regulations, which have not been so filed or incorporated by reference.

                  (xxii) The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations issued by the appropriate federal, state, local or foreign regulatory agencies or bodies (including, without limitation, insurance licenses from the insurance departments of the various states where the subsidiaries write insurance business (the "Insurance Licences")) that are material to the Company and its subsidiaries taken as a whole and are necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Insurance Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Insurance Licenses are valid and in full force and effect, except where the invalidity of such Insurance Licenses or the failure of such Insurance Licences to be in full force and effect would not result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Insurance Licenses which, singly or in the aggregate, may reasonably be expected to result in a Material Adverse Effect.

                  (xxiii) No authorization, approval, consent, order, registration or qualification of or with any court or governmental authority or agency (including, without limitation, any Insurance regulatory agency or body) is required in connection with the offering, issuance and sale of the Common Securities or the offering, issuance and sale of the Preferred Securities, the Subordinated Debentures or the Guarantees hereunder, or the consummation by the Offerors of any other transactions contemplated hereby, except such as have been obtained and made under the federal securities laws or state Insurance laws and such as may be required under state or foreign securities or Blue Sky laws.

                  (xxiv) This Agreement has been duly authorized, executed and delivered by each of the Offerors.

                  (xxv) Neither the Trust, nor the Company nor any of its Significant Subsidiaries is, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xxvi) None of the Trust, the Company, its Significant Subsidiaries or any of their respective directors, officers or controlling persons, has taken, directly or indirectly, any action resulting in a violation of Regulation M under the 1934 Act, or designed to cause or result in, or that has constituted or that reasonably might be expected to constitute, the stabilization or manipulation of the price of any security of the Trust or the Company to facilitate the sale or resale of the Securities or the Common Stock of the Company, in each case in violation of applicable law.

                  (xxvii) No "forward looking statement" (as defined in Rule 175 under the 1933 Act) contained in the Registration Statement, any preliminary prospectus or the Prospectus was made or reaffirmed without a reasonable basis or was disclosed other than in good faith.

                  (b) Any certificate signed by any officer of the Company or a Trustee of the Trust and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or the Trust, as the case may be, to the Underwriters as to the matters covered thereby.

         SECTION 2.  Sale and Delivery to Underwriters; Closing.

         (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, and each Underwriter severally and not jointly agrees to purchase from the Trust, at the price per security of $25.00, the number of Initial Preferred Securities set forth in Schedule A hereto opposite the name of such Underwriter, plus any additional number of Preferred Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof. The compensation to be paid by the Company to the Underwriters in respect of its commitments hereunder shall be an amount in same day funds of $0.7875 per Preferred Security.

         (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Offerors hereby grant to the Underwriters, severally and not jointly, the right to purchase at their election up to 1,800,000 Optional Securities at the price per security of $25.00. The option hereby granted will expire automatically at the close of business on the 30th calendar day after (i) the later of the date the Registration Statement and any Rule 462(b) Registration Statement becomes effective, if the Offerors have elected not to rely upon Rule 430A under the 1933 Act Regulations, or (ii) the Representation Date, if the Offerors have elected to rely upon Rule 430A under the 1933 Act Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Preferred Securities upon notice by the Underwriters to the Offerors setting forth the aggregate number of additional Optional Securities to be purchased and the time and date of delivery for the related Optional Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Underwriters but shall not be later than seven full business days after the exercise of such option, nor in any event before the Closing Time, as defined below, unless otherwise agreed upon by the Underwriters and the Offerors. If the option is exercised as to all or any portion of the Optional Securities, each of the Underwriters, acting severally and not jointly, will purchase from the Company the same percentage of the total number of Optional Securities as such Underwriter is purchasing of the Initial Preferred Securities as set forth in Schedule A hereto (subject in each case to such adjustments as the Underwriters in their discretion shall make to eliminate any fractional Optional Securities).

         (c) Delivery of certificates for the Initial Preferred Securities and the Optional Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the first business day prior to the Closing
Time) against payment of the purchase price for such Initial Preferred Securities and the Optional Securities, if any, shall be made at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, New York 10019 or at such other place as shall be agreed upon by the Underwriters and the Offerors, at 9:00 a.m. (New York City time) on the third business day after execution of this Agreement (or, if pricing of the Securities occurs after 4:30 p.m., New York City time, on the fourth full business day thereafter) or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Offerors (such time and date of payment and delivery being referred to herein as the "Closing Time"). In addition, if the Underwriters purchase any or all of the Optional Securities (if the option provided for in Section 2(b) hereof shall have been exercised after the first business day prior to the Closing Time), payment of the purchase price and delivery of certificates for such Optional Securities shall be made at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P. set forth above, or at such other place as shall be agreed upon by the Underwriters and the Offerors, on each Date of Delivery as specified in the relevant notice from the Underwriters to the Offerors. Payment for the Preferred Securities purchased by the Underwriters shall be made to the Trust by wire transfer of immediately available funds, payable to the order of the Trust, against delivery to the respective accounts of the Underwriters of the certificates for the Preferred Securities to be purchased by them. Delivery of, and payment for, the Preferred Securities shall be made through the facilities of the Depository Trust Company.

                  Certificates for the Preferred Securities, if any, shall be in such denominations and registered in such names as the Underwriters may request in writing at least two full business days before the Closing Time or the Date of Delivery, as the case may be. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Preferred Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder. The certificates for the Preferred Securities will be made available for examination by the Underwriters no later than 10:00 a.m. (New York City time) on the last business day prior to the Closing Time or the Date of Delivery, as the case may be.

         (d) If settlement for the Optional Securities occurs after the Closing Time, the Offerors will deliver to the Underwriters on the relevant Date of Delivery, and the obligations of the Underwriters to purchase the Optional Securities shall be conditioned upon the receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered at the Closing Time pursuant to Section 5(j) hereof.

         SECTION 3. Covenants of the Offerors. The Offerors agree with the Underwriters as follows:

         (a) Promptly following the execution of this Agreement, the Offerors will cause the Prospectus to be filed with the Commission pursuant to Rule 424 of the 1933 Act Regulations and the Offerors will promptly advise the Underwriters when such filing has been made. Prior to the filing, the Offerors will cooperate with the Underwriters in the preparation of the prospectus supplement to assure that the Underwriters have no reasonable objection to the form or content thereof when filed or mailed.

         (b) The Offerors, subject to Section 3(c), will comply with the requirements of Rule 430A of the 1933 Act Regulations and/or Rule 434 of the 1933 Act Regulations if and as applicable, and will notify the Underwriters immediately of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (v) the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or the exemption from qualification of the Securities under state securities or Blue Sky laws or the initiation or threatening of any proceeding for such purpose. The Offerors will make all reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to promptly obtain the lifting thereof.

         (c) The Company will give the Underwriters notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment and any filing under Rule 462(b) of the 1933 Act Regulations), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise; will furnish the Underwriters with copies of any such Rule 462(b) Registration Statement, Term Sheet, amendment, supplement or revision a reasonable amount of time prior to such proposed filing or use, as the case may be; and will not file any such Rule 462(b) Registration Statement, Term Sheet, amendment, supplement or revision to which the Underwriters or counsel for the Underwriters shall reasonably object.

         (d) The Company will deliver to Merrill Lynch and counsel for the Underwriters, without charge, conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and conformed copies of all consents and certificates of experts, and will also deliver to Merrill Lynch, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (e) The Company has delivered to each Underwriter, without charge, as many copies of any preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (f) The Offerors will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Preferred Securities as contemplated in this Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Offerors, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(c), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Offerors will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

         (g) The Offerors will use their best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as Merrill Lynch may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

         (h) The Company will make generally available to its securityholders as soon as practicable, but not later than 45 days (or 90 days, in the case of a period that is also the Company's fiscal year) after the close of the period covered thereby, an earnings statement of the Company and its subsidiaries (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

         (i) The Company and the Trust will use the net proceeds received by them from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

         (j) If, at the time that the Registration Statement became (or in the case of a post-effective amendment becomes) effective, any information shall have been omitted therefrom in reliance upon Rule 430A or Rule 434 of the 1933 Act Regulations, then immediately following the execution of this Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A or Rule 434 and Rule 424(b) of the 1933 Act Regulations, copies of an amended Prospectus, or Term Sheet, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

         (k) If the Offerors elect to rely upon Rule 462(b), the Offerors shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the 1933 Act Regulations by the earlier of (i) 10:00 p.m. New York City time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

         (l) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

         (m) The Offerors will use their best efforts to effect the listing of the Preferred Securities on the New York Stock Exchange and to cause the Preferred Securities to be registered under the 1934 Act.

         (n) During a period of 30 days from the date hereof, neither the Trust nor the Company will, without the prior written consent of Merrill Lynch, directly or indirectly, issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise transfer or dispose of, any Preferred Securities or any securities substantially similar to the Preferred Securities, any security convertible into or exchangeable or exercisable for Preferred Securities or any securities substantially similar to the Preferred Securities, or any debt securities of the Company (other than the Securities or commercial paper in the ordinary course of business).

         (o) The Trust and the Company, during a period of one year from the Closing Time, will make generally available to the Underwriters copies of all reports and other communications (financial or other) mailed to stockholders, and deliver to the Underwriters promptly after they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission).

         (p) Neither the Trust, the Company nor its subsidiaries will take, directly or indirectly, any action resulting in a violation of Regulation M under the 1934 Act, or designed to cause or result in, or that reasonably might be expected to constitute, the stabilization or manipulation of the price of any security of the Trust or the Company to facilitate the sale or resale of the Securities or the Common Stock of the Company, in each case in violation of applicable law.

         SECTION 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement including, without limitation, expenses related to the following, if incurred: (i) the preparation, delivery, printing and filing of the Registration Statement and Prospectus as originally filed (including financial statements and exhibits) and of each amendment thereto; (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement Among Underwriters, the Indenture and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities; (iii) the preparation, issuance and delivery of the certificates for the Preferred Securities; (iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including the transfer agents and registrars), as well as fees and disbursements of the Trustees and any Depositary, and their respective counsel (except as provided for in the Prospectus); (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(g), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey and any Legal Investment Survey; (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, any Term Sheet and of the Prospectus and any amendments or supplements thereto; (vii) the printing and delivery to the Underwriters of copies of any Blue Sky Survey and any Legal Investment Survey; (viii) any fees payable in connection with the rating of the Preferred Securities by nationally recognized statistical rating organizations; (ix) the filing fees incident to, and the fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Preferred Securities; (x) any fees payable in connection with any listing of Securities on any securities exchange or quotation system; and (xi) any fees payable to the Commission.

                  If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters.

         SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Securities pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Offerors herein contained or in certificates of any officer of the Company or any subsidiary or the trustees of the Trust delivered pursuant to the provisions hereof, to the performance by the Offerors of their obligations hereunder, and to the following further conditions:

         (a) The Registration Statement, including any Rule 462(b) Registration Statement, shall have become effective under the 1933 Act not later than 5:30 p.m., New York City time, on the date hereof and on the date hereof and at the Closing Time, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

         (b) At the Closing Time the Underwriters shall have received:

                  (1) The favorable opinion, dated as of the Closing Time, of Mr. John J. Sabl, Executive Vice President, General Counsel and Secretary of the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                         (i) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana.

                         (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus;

                         (iii) The Company is qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

                         (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (including information which is incorporated by reference therein) (except for subsequent issuances, if any, pursuant to (x) incentive compensation plan, employee or agent benefit plan or dividend reinvestment and stock purchase plan transactions, including, without limitation, the purchase of shares of Common Stock of the Company or cancellation of options in connection therewith, or (y) the exercise of conversion or exchange rights with respect to securities outstanding as of the date of the Prospectus), and all the issued and outstanding capital stock of the Company has been authorized and validly issued and is fully paid and non-assessable and conforms to the descriptions thereof contained in the Prospectus.

                         (v) Each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each such Significant Subsidiary of the Company has been authorized and validly issued, is fully paid and non-assessable and, except as set forth in the Prospectus, all such shares are owned by the Company, directly or through its subsidiaries, free and clear of any material security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                         (vi) All legally required proceedings in connection with the authorization and valid issuance of the Securities and the sale of the Securities in accordance with this

         Agreement (other than the filing of post-issuance reports, the non-filing of which would not render the Securities invalid) have been taken and all legally required orders, consents or other authorizations or approvals of any other public boards or bodies (including, without limitation, any insurance regulatory agency or body) in connection with the authorization and valid issuance of the Securities and the sale of the Securities in accordance with this Agreement (other than in connection with or in compliance with the provisions of the securities or Blue Sky laws of any jurisdictions, as to which no opinion need be expressed) have been obtained and are in full force and effect.

                         (vii) The Registration Statement is effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act, and no proceedings therefor have been initiated or threatened by the Commission.

                         (viii) The Registration Statement as of its effective date, and the Prospectus and each amendment or supplement thereto as of its issue date (in each case, other than the financial statements and the notes thereto, the financial schedules, and any other financial data included or incorporated by reference therein, as to which such counsel need express no belief), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; and the Declaration, the Indenture and the Preferred Securities Guarantee Agreement filed with the Commission as part of the Registration Statement complied as to form in all material respects with the requirements of the 1939 Act and the 1939 Act Regulations.

                         (ix) Each of the documents incorporated by reference in the Registration Statement or the Prospectus at the time they were filed or last amended (other than the financial statements and the notes thereto, the financial schedules, and any other financial data included or incorporated by reference therein and the Statements of Eligibility on Form T-1 filed with the Commission as part of the Registration Statement, as to which such counsel need express no belief), complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, as applicable.

                         (x) The Common Securities, the Preferred Securities, the Subordinated Debentures, each of the Guarantees, the Declaration, the Indenture and each of the Guarantee Agreements conform in all material respects to the descriptions thereof contained in the Prospectus.

                         (xi) The information in the Prospectus under the captions "Description of Securities," "Certain Terms of the Preferred Securities" and "Certain Terms of the Debentures," to the extent that they involve matters of law, summaries of legal matters, the Company's charter and By-Laws, the Declaration or legal proceedings, or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

                         (xii) To such counsel's knowledge, all of the issued and outstanding Common Securities of the Trust are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                         (xiii) This Agreement has been duly authorized, executed and delivered by each of the Trust and the Company.

                         (xiv) Each of the Guarantee Agreements has been duly authorized, executed and delivered by the Company; the Preferred Securities Guarantee Agreement, assuming it is duly authorized, executed, and delivered by the Guarantee Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by Bankruptcy Exceptions; and the Preferred Securities Guarantee Agreement has been duly qualified under the 1939 Act.

                         (xv) The Indenture has been duly authorized, executed and delivered by the Company and, assuming authorization, execution, and delivery thereof by the Debt Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and the Indenture has been duly qualified under the 1939 Act.

                         (xvi) The Subordinated Debentures are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, when authenticated by the Debt Trustee in the manner provided for in the Indenture and delivered against payment therefor by the Company, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

                         (xvii) The offer of the Preferred Securities as contemplated herein and in the Prospectus, the execution, delivery and performance of this Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Subordinated Debentures, the Guarantee Agreements and the Guarantees and the consummation of the transactions contemplated herein, therein and in the Registration Statement (including the issuance and sale of the Preferred Securities and the use of proceeds from the sale of the Securities as described in the prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder and thereunder have been authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of any of the terms or provisions of, or constitute a default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Significant Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Significant Subsidiary or any of their assets, properties, or operations (except for such violations that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any Significant Subsidiary.

                         (xviii) To such counsel's knowledge, there are no statutes required to be described in or incorporated by reference in the Registration Statement which are not described or incorporated by reference; and there are no legal or governmental proceedings pending or, to such counsel's knowledge, threatened which are required to be disclosed or incorporated by reference in the Registration Statement other than those disclosed or incorporated by reference therein.

                         (xix) To such counsel's knowledge, there are no contracts, indentures, mortgages, agreements, notes, leases or other instruments required to be described or referred to or incorporated by reference in the Registration Statement or to be filed as exhibits thereto other than those described or referred to or incorporated by reference therein or filed as exhibits thereto; and the descriptions thereof or references thereto are true and correct in all material respects.

                         (xx) No authorization, approval, consent, order, registration or qualification of or with any court or federal or state governmental authority or agency (including, without limitation, any insurance regulatory agency or body) is required for the issuance and sale of the Securities by the Company to the Underwriters or the performance by the Company of its obligations in this Agreement, the Indenture, the Subordinated Debentures, the Preferred Securities Guarantee Agreement, the Preferred Securities Guarantee, the Declaration and the Preferred Securities except such as has been obtained and made under the federal securities laws or such as may be required under state or foreign securities or Blue Sky laws.

                         (xxi) The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations issued by the appropriate federal, state, local or foreign regulatory agencies or bodies (including, without limitation, the Insurance Licenses) that are material to the Company and its subsidiaries taken as a whole and are necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Insurance Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Insurance Licenses are valid and in full force and effect, except where the invalidity of such Insurance Licenses or the failure of such Insurance Licences to be in full force and effect would not result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Insurance Licenses which, singly or in the aggregate, may reasonably be expected to result in a Material Adverse Effect.

                         (xxii) None of the Trust or the Company or any of its subsidiaries is, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will be, an "investment company" as such term is defined in the 1940 Act.

         Moreover, such counsel shall confirm that nothing has come to such counsel's attention that causes such counsel to believe that the Registration Statement including any information provided pursuant to Rule 430A and related schedules and Rule 434 (except for financial statements and the notes thereto, the financial schedules and any other financial data included or incorporated by reference therein, and the Statements of Eligibility on Form T-1 filed with the Commission as part of the Registration Statement as to which such counsel need express no opinion), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and the notes thereto, the financial schedules, and any other financial data included or incorporated by reference therein, as to which such counsel need express no opinion), at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement became effective, in which case at the time it is first provided to the Underwriters for such use) or at the Closing Time, included (or includes) an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (2) The favorable opinion, dated as of the Closing Time, of Leagre Chandler & Millard LLP, special counsel to the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that the statements in the Prospectus under the caption "Certain United States Federal Income Tax Consequences" have been reviewed by such counsel and, insofar as they constitute legal conclusions or matters of law, fairly summarize the matters referred to therein. Moreover, such counsel shall confirm that nothing has come to such counsel's attention that causes such counsel to believe that the Registration Statement, including any information provided pursuant to Rule 434 (except for financial statements and the notes thereto, the financial schedules and any other financial data included or incorporated by reference therein, and the Statements of Eligibility on Form T-1 filed with the Commission as part of the Registration Statement as to which counsel need express no opinion), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and the notes thereto, the financial schedules, and any other financial data included or incorporated by reference therein, as to which counsel need express no opinion), at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement became effective, in which case at the time it is first provided to the Underwriters for such use) or at the Closing Time, included (or includes) an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (3) The favorable opinion, dated as of Closing Time, of Richards, Layton & Finger, P.A., special Delaware counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                         (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

                         (ii) Under the Delaware Act and the Declaration, the Trust has the business trust power and authority to own property and conduct its business, all as described in the Prospectus.

                         (iii) The Declaration constitutes a valid and binding obligation of the Company and the Trustees and is enforceable against the Company and the Trustees, in accordance with its terms, subject, as to enforcement, to (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                         (iv) Under the Delaware Act and the Declaration, the Trust has the business trust power and authority to (i) execute and deliver, and to perform its obligations under, this Agreement and (ii) issue, and perform its obligations under, the Trust Securities.

                         (v) Under the Delaware Act and the Declaration, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by all necessary action on the part of the Trust.

                         (vi) Under the Delaware Act, the certificate attached to the Declaration as Exhibit A-1 is an appropriate form of certificate to evidence ownership of the Preferred Securities; the Preferred Securities have been duly authorized by the Declaration and are duly and validly issued and, subject to qualifications hereinafter expressed in this paragraph (vi), fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the holders of the Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; said counsel may note that the holders of the Preferred Securities may be obligated to make payments as set forth in the Declaration.

                         (vii) The Common Securities have been duly authorized by the Declaration and are duly and validly issued and represent undivided beneficial interests in the assets of the Trust.

                         (viii) Under the Delaware Act and the Declaration, the issuance of the Trust Securities is not subject to preemptive rights.

                         (ix) The issuance and sale by the Trust of the Trust Securities, the purchase by the Trust of the Subordinated Debentures, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated hereby and compliance by the Trust with its obligations hereunder and thereunder will not violate (i) any of the provisions of the Certificate of Trust or the Declaration or (ii) any applicable Delaware law or Delaware administrative regulation.

                  (4) The favorable opinion, dated as of Closing Time, of Reid & Riege, P.C., counsel to State Street Bank and Trust Company as Debt Trustee under the Indenture, Property Trustee under the Declaration, and Guarantee Trustee under the Preferred Securities Guarantee Agreements, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                         (i) State Street Bank and Trust Company is a
         Massachusetts charter trust company with trust powers, formed and authorized to transact the business of banking under the laws of the Commonwealth of Massachusetts with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Indenture, the Declaration and the Preferred Securities Guarantee Agreement.

                         (ii) The execution, delivery and performance by the Debt Trustee of the Indenture, the Property Trustee of the Declaration and the execution, delivery and performance by the Guarantee Trustee of the Preferred Securities Guarantee Agreement have been duly authorized by all necessary corporate action on the part of the Debt Trustee, the Property Trustee and the Guarantee Trustee, respectively. The Indenture, the Declaration and the Preferred Securities

         Guarantee Agreement have been duly executed and delivered by the Debt Trustee, the Property Trustee and the Guarantee Trustee, respectively, and constitute the legal, valid and binding obligations of the Debt Trustee, the Property Trustee and the Guarantee Trustee, respectively, enforceable against the Debt Trustee, the Property Trustee and the Guarantee Trustee, respectively, in accordance with their terms, except to the extent the enforcement thereof may be limited by the Bankruptcy Exceptions.

                         (iii) The execution, delivery and performance of the Indenture, the Declaration and the Preferred Securities Guarantee Agreement by the Debt Trustee, the Property Trustee and the Guarantee Trustee, respectively, do not conflict with or constitute a breach of the Articles of Organization or By-laws of the Debt Trustee, the Property Trustee and the Guarantee Trustee, respectively.

                         (iv) No consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Debt Trustee, the Property Trustee and the Guarantee Trustee of the Indenture, the Declaration and the Preferred Securities Guarantee Agreement.

                  (5) The favorable opinion, dated as of the Closing Time, of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters, in form and substance satisfactory to the Underwriters, with respect to the issuance and sale of the Preferred Securities, and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion LeBoeuf, Lamb, Greene & MacRae, L.L.P. may rely as to matters governed by the laws of Indiana and Delaware upon the opinions referred to in Sections 5(b)(1) and 5(b)(3) hereto.

         (c) Between the date of this Agreement and prior to the Closing Time, no material adverse change shall have occurred in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or the Company and its subsidiaries considered as one enterprise, whether or not in the ordinary course of business.

         (d) At the Closing Time, the Underwriters shall have received a certificate of a Regular Trustee of the Trust and a certificate of the President or a Vice-President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or the Company and its subsidiaries considered as one enterprise, whether or not in the ordinary course of business, (ii) the representations and warranties in Section 1 hereof are true and correct as though expressly made at and as of the Closing Time, (iii) the Trust and the Company have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of such officers, threatened by the Commission.

         (e) At the time of the execution of this Agreement, the Underwriters shall have received from PricewaterhouseCoopers LLP a "comfort letter," with respect to the financial information of the Company, dated such date in form and substance satisfactory to the Underwriters and counsel to the Underwriters.

         (f) At the time of the execution of this Agreement, the Underwriters shall have received from KPMG Peat Marwick LLP a "comfort letter" with respect to the financial information of Green Tree, dated such date in form and substance satisfactory to the Underwriters and counsel to the Underwriters.

         (g) At the Closing Time, the Underwriters shall have received from each of PricewaterhouseCoopers LLP, with respect to the Company, and KPMG Peat Marwick LLP, with respect to Green Tree, a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letters furnished pursuant to subsections (e) and (f) of this Section, and other customary matters, except that (i) such statements shall include any financial statements and pro forma financial information incorporated by reference in the Registration Statement and the Prospectus which are filed subsequent to the date of this Agreement and prior to the Closing Time and (ii) the specified date referred to shall be a date not more than five days prior to the Closing Time.

         (h) At the Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

         (i) At the Closing Time, (i) the Preferred Securities shall be rated at least BBB- by Standard & Poor's Ratings Service and BBB- by Duff & Phelps Credit Rating Co., and the Trust shall have delivered to the Underwriters a letter, dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Underwriters, confirming that the Preferred Securities have such ratings; (ii) there shall not have occurred any decrease in the rating assigned to the Preferred Securities or any securities of the Company or of the financial strength or claims paying ability of the Company by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g)(2) under the 1933 Act Regulations, and (iii) no such organization shall have publicly announced that it has under surveillance or review, without indicating an improvement, its rating of the Preferred Securities or any securities of the Company or of the financial strength or claims paying ability of the Company.

         (j) In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Optional Securities, the representations and warranties of the Offerors contained herein and the statements in any certificates furnished by the Offerors hereunder shall be true and correct as of, and as if made on, each Date of Delivery, and at the relevant Date of Delivery, the Underwriters shall have received:

                  (1) A certificate, dated such Date of Delivery, of the President or a Vice-President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company and a certificate of a Regular Trustee of the Trust confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof is true and correct as of, and as if made on, such Date of Delivery.

                  (2) The favorable opinion of John J. Sabl, Esq., Executive Vice President, General Counsel and Secretary for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Optional Securities and otherwise to the same effect as the opinion required by Section 5(b)(1) hereof.

                  (3) The favorable opinion of Leagre Chandler & Millard LLP, special counsel to the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Optional Securities and otherwise to the same effect as the opinion required by Section 5(b)(2) hereof.

                  (4) The favorable opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Optional Securities and otherwise to the same effect as the opinion required by
Section 5(b)(3) hereof.

                  (5) The favorable opinion of Reid & Riege, P.C., counsel to State Street Bank and Trust Company as Debt Trustee under the Indenture, Property Trustee under the Declaration, and Guarantee Trustee under the Preferred Securities Guarantee Agreements, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Optional Securities and otherwise to the same effect as the opinion required by
Section 5(b)(4) hereof.

                  (6) The favorable opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel to the Underwriters, dated such Date of Delivery, relating to the Optional Securities and otherwise to the same effect as the opinion required by Section 5(b)(5) hereof.

                  (7) A "comfort letter" from PricewaterhouseCoopers LLP in form and substance satisfactory to the Underwriters and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 5(e) hereof, except that the "specified date" in the letter furnished pursuant to this Section shall be a date no more than five days prior to such Date of Delivery.

                  (8) A "comfort letter" from KPMG Peat Marwick LLP with respect to the financial information of Green Tree, in form and substance satisfactory to the Underwriters and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to
Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this Section shall be a date no more than five days prior to such Date of Delivery.

                  At the Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Optional Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

                  At the Date of Delivery, (i) the Preferred Securities shall be rated at least BBB- by Standard & Poor's Ratings Service and BBB- by Duff & Phelps Credit Rating Co., and the Trust shall have delivered to the Underwriters a letter, dated such Date of Delivery, from each such rating agency, or other evidence satisfactory to the Underwriters, confirming that the Preferred Securities have such ratings; (ii) there shall not have occurred any decrease in the rating assigned to the Preferred Securities or any securities of the Company or of the financial strength or claims paying ability of the Company by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g)(2) under the 1933 Act Regulations, and (iii) no such organization shall have publicly announced that it has under surveillance or review, without indicating an improvement, its rating of the Preferred Securities or any securities of the Company or of the financial strength or claims paying ability of the Company.

If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of the Optional Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Optional Securities, may be terminated by the Underwriters by notice to the Company at any time at or prior to the Closing Time, or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

         SECTION 6.  Indemnification.

         (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                         (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 434 Information deemed to be part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                         (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided, that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

                         (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that the foregoing indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of or based upon any untrue statement or omission or alleged untrue statement or omission (A) made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), (B) made in any Statement of Eligibility on Form T-1 filed as an exhibit to the Registration Statement or (C) made in any preliminary prospectus supplement and corrected in the Prospectus, as supplemented, where the person asserting any such loss, liability, claim, damage or expense purchased the Preferred Securities that are the subject thereof, and it shall have been established (i) that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) in any case where such delivery is required by the 1933 Act and (ii) the Company shall have previously furnished copies thereof in sufficient quantities to such Underwriter.

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and the Trust and each of the Regular Trustees of the Trust, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to
Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 6(a)(ii) affected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

         SECTION 7.  Contribution. If the indemnification provided for in
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Underwriters, on the other hand, from the offering of the Preferred Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by Company on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Preferred Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Preferred Securities (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of such Preferred Securities as set forth on such cover.

         The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Preferred Securities set forth opposite their respective names in Schedule A to this Agreement, and not joint.

         SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company and the Trust submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of and payment for the Preferred Securities to the Underwriters.

         SECTION 9.  Termination of Agreement.

         (a) The Underwriters may terminate this Agreement, by notice to the Company at any time at or prior to the Closing Time or at or prior to any Date of Delivery, if (i) there has been, since the date of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change or any development which could reasonably be expected to result in a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation of hostilities or other calamity or crisis, or any change or development involving a prospective change in national or international political, financial or economic conditions the effect of which is such as to make it, in the judgment of Merrill Lynch impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Stock or any other security of the Company has been suspended or limited by the Commission, NASD or the New York Stock Exchange, or if trading generally on either the American Stock Exchange, the New York Stock Exchange or in the over-the-counter market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by such system or by order of the Commission, NASD or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal, New York or Indiana authorities.

         (b) If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4, and provided, further, that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

         SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Preferred Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), Merrill Lynch shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, Merrill Lynch shall not have completed such arrangements within such 24-hour period, then:

               (a) if the number of Defaulted Securities does not exceed 10% of the total number of Preferred Securities, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full number thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

               (b) if the number of Defaulted Securities exceeds 10% of the total number of the Defaulted Securities to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

               No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

               In the event of any such default which does not result in a termination of this Agreement, or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Optional Securities, as the case may be, either Merrill Lynch or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

         SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Underwriters c/o Merrill Lynch & Co., 5500 Sears Tower, Chicago, Illinois 60606, Attention of Marcia Sterling, with a copy to LeBoeuf, Lamb, Greene & MacRae, L.L.P., Attention of Michael Groll, Esq.; notices to the Company or the Trust shall be directed to the Company or the Trust at, or in care of, Conseco, Inc., 11825 N. Pennsylvania Street, Carmel, Indiana 46032, Attention of John J. Sabl, Esq., Executive Vice President, General Counsel and Secretary.

         SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Offerors and the Underwriters and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Offerors and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and legal representatives, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME UNLESS OTHERWISE INDICATED.

         SECTION 14. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.


         SECTION 15. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust a counterpart hereof, whereupon this instrument, along with all counterparts, shall become a binding agreement among the Offerors and the Underwriters in accordance with its terms.


                                                 Very truly yours,



                                                 CONSECO, INC.


                                                 By:    /S/ ROLLIN M. DICK
                                                        ------------------------
                                                 Name:  Rollin M.  Dick
                                                 Title: Executive Vice President

                                                 CONSECO FINANCING TRUST VII


                                                 By:    /S/ ROLLIN M. DICK
                                                        ------------------------
                                                 Name:  Rollin M.  Dick
                                                 Title: Trustee

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                          INCORPORATED
A.G. EDWARDS & SONS, INC.
LEHMAN BROTHERS INC.
PAINEWEBBER INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
CIBC WORLD MARKETS CORP.
CREDIT SUISSE FIRST BOSTON CORPORATION

   as Representatives of the several Underwriters

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                             INCORPORATED


By:   /S/ TITO CITARELLA
      --------------------------
      Name:  Tito Citarella
      Title: Vice President

                                   SCHEDULE A



                                                  Number of Preferred Securities
                           Underwriters                  To Be Purchased
                           ------------                  ---------------

Merrill Lynch, Pierce, Fenner & Smith Incorporated            1,380,000
A.G. Edwards & Sons, Inc.                                     1,380,000
Lehman Brothers Inc.                                          1,380,000
PaineWebber Incorporated                                      1,380,000
Prudential Securities Incorporated                            1,380,000
CIBC World Markets Corp.                                        600,000
Credit Suisse First Boston Corporation                          600,000
ABN AMRO Incorporated                                           120,000
Banc of America Securities LLC                                  120,000
Robert W. Baird & Co. Incorporated                              120,000
Bear, Stearns & Co. Inc.                                        120,000
Dain Rauscher Incorporated                                      120,000
Deutsche Bank Securities Inc.                                   120,000
Donaldson, Lufkin & Jenrette Securities Corporation             120,000
EVEREN Securities, Inc.                                         120,000
Fahnestock & Co. Inc.                                           120,000
First Union Capital Markets Corp.                               120,000
Fleet Securities, Inc.                                          120,000
Goldman, Sachs & Co.                                            120,000
Legg Mason Wood Walker, Incorporated                            120,000
McDonald Investments Inc.                                       120,000
Raymond James & Associates, Inc.                                120,000
The Robinson-Humphrey Company, LLC                              120,000
SG Cowen SecuritiesCorporation                                  120,000
Stephens Inc.                                                   120,000
Tucker Anthony Incorporated                                     120,000
U.S. Bancorp Piper Jaffray Inc.                                 120,000
Warburg Dillon Reed LLC                                         120,000
Advest, Inc.                                                     60,000
BB&T Capital Markets, a division of Scott & Stringfellow         60,000
J.C. Bradford & Co.                                              60,000
Crowell, Weedon & Co.                                            60,000
D. A. Davidson & Co.                                             60,000
Fifth Third Securities, Inc.                                     60,000
First Albany Corporation                                         60,000

                                                  Number of Preferred Securities
                           Underwriters                  To Be Purchased
                           ------------                  ---------------


Gibraltar Securities Co.                                         60,000
Gruntal & Co., L.L.C.                                            60,000
J.J.B. Hilliard, W.L. Lyons, Inc.                                60,000
Wayne Hummer Investments LLC                                     60,000
Janney Montgomery Scott Inc.                                     60,000
Kirkpatrick, Pettis, Smith, Polian Inc.                          60,000
Mesirow Financial, Inc.                                          60,000
Morgan Keegan & Company, Inc.                                    60,000
David A. Noyes & Company                                         60,000
Parker/Hunter Incorporated                                       60,000
Sands Brothers & Co., Ltd.                                       60,000
Stifel, Nicolaus & Company, Incorporated                         60,000
Stone & Youngberg                                                60,000
TD Securities (USA) Inc.                                         60,000
Trilon International Inc.                                        60,000
Utendahl Capital Partners, L.P.                                  60,000
                                                             ----------

                  TOTAL:                                     12,000,000
                                                             ==========

                                   SCHEDULE B

                            Significant Subsidiaries


Conseco  Life  Insurance  Company  of  Texas
CIHC,  Incorporated
Bankers  Life
Insurance  Company of Illinois
Bankers Life and Casualty Company
Conseco Annuity Assurance Company
Conseco Senior Health Insurance Company
Conseco Life Insurance Company
Conseco  Health  Insurance  Company
Green Tree  Financial  Corporation
Pioneer Life Insurance Company
Wabash Life Insurance Company

                                       B-1